UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

 of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 29, 2023 (August 28, 2023)

XAI Octagon Floating Rate & Alternative Income Term Trust

(Exact name of registrant as specified in its charter)

Delaware	811-23247	82-235867
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

321 North Clark Street, Suite 2430, Chicago, Illinois	60654
(Address of principal executive offices)	(Zip Code)

Registrants telephone number, including area code (312) 374-6930

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares of Beneficial Interest	XFLT	New York Stock Exchange
6.50% Series 2026 Term Preferred Shares (Liquidation Preference $25.00)	XFLTPRA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

XAI Octagon Floating Rate & Alternative Income Term Trust (NYSE: XFLT) (the “Trust”) has entered into a new Administration and Fund Accounting Agreement the (“Paralel Agreement”) with Paralel Technologies LLC (“Paralel”) pursuant to which Paralel began serving as the Trust’s administrator effective August 28, 2023. Paralel replaced the Trust’s prior administrator, ALPS Fund Services, Inc. (“ALPS”), and accordingly, services provided to the Trust by ALPS under the Trust’s administration, bookkeeping and pricing services agreement with ALPS (the “ALPS Administration Agreement”) were terminated effective that same day. The ALPS Administration Agreement will be terminated effective September 25, 2023.

The Paralel Agreement is materially similar to the ALPS Administration Agreement except with respect to the fees due, effective date and parties to the agreements. Pursuant to the Paralel Agreement, Paralel will provide the Trust with fund administration services (the “Services”). These Services are materially similar to those provided by ALPS under the ALPS Administration Agreement.

For these Services, Paralel is entitled to receive a monthly fee equal to a percentage of the Trust’s average daily managed assets, which is subject to breakpoints at increasing levels of managed assets. In addition, the Trust reimburses Paralel for certain out-of-pocket expenses. Under the ALPS Administration Agreement, for its services, ALPS was entitled to receive a monthly fee on the Trust’s average daily net assets and reimbursement of certain out-of-pocket expenses.

Paralel’s principal business address is 1700 Broadway, Suite 1850, Denver, Colorado 80290.

The foregoing description of the Paralel Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Paralel Agreement filed with this report as Exhibit 10.1 and incorporated herein by reference.

Item 1.02. Termination of a Material Definitive Agreement

The relevant information relating to the termination of the ALPS Administration Agreement found in Item 1.01 above is hereby incorporated by reference into this Item 1.02.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

10.1	Administration and Fund Accounting Agreement between Paralel Technologies LLC and the Trust

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XAI OCTAGON FLOATING RATE & ALTERNATIVE INCOME TERM TRUST

Date: August 29, 2023	By:	/s/ Benjamin D. McCulloch
	Name:	Benjamin D. McCulloch
	Title:	Secretary and Chief Legal Officer

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